Sources Of Revenue	9 Months Ended
Sep. 30, 2015
Notes to Consolidated Financial Statements [Abstract]
Sources of Revenue

12. Sources of Revenue

Outside of the U.S., the Company does not recognize patient service revenue at the time the services are rendered without assessing the patient’s ability to pay. Accordingly, the additional disclosure requirements introduced with ASU 2011-07 apply solely to U.S. patient service revenue. Below is a table showing the sources of our U.S. patient service revenue (net of contractual allowance and discounts but before patient service bad debt provision), included in the Company’s Health Care revenue, for the nine months ended September 30, 2015 and 2014.

	2015	2014

Medicare program	$3.759.692	$3.422.033
Private/alternative payors	3.574.919	3.100.575
Medicaid and other government sources	398.912	320.728
Hospitals	673.721	379.695
Total patient service revenue	$8.407.244	$7.223.031